WSFS Financial Corporation 3Q 2017 Investor Update November 2, 2017 EXHIBIT 99.1

Stockholders or others seeking information regarding the Company may call or write: WSFS Financial Corporation Investor Relations WSFS Bank Center 500 Delaware Avenue Wilmington, DE 19801 302-571-7264 stockholderrelations@wsfsbank.com www.wsfsbank.com Mark A. Turner Chairman, President and CEO 302-571-7160 mturner@wsfsbank.com Rodger Levenson Chief Operating Officer 302-571-7296 rlevenson@wsfsbank.com 2 Dominic Canuso Chief Financial Officer 302-571-6833 dcanuso@wsfsbank.com

Table of Contents Forward-Looking Statements / Non-GAAP Information / Reported Financial Results 2017 Outlook & 2016 – 2018 Strategic Plan The WSFS Franchise Page 4 Page 10 Page 14 3 3Q 2017 Highlights Page 6 Selected Financial Information Page 25 Appendix 1 – Management Team Page 36 Appendix 2 – Business Model Page 38 Appendix 3 – Non-GAAP Financial Information Page 39

Forward-Looking Statements This presentation contains estimates, predictions, opinions, projections and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company's control) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, but are not limited to, those related to difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the market areas in which the Company operates and in which its loans are concentrated, including the effects of declines in housing markets, an increase in unemployment levels and slowdowns in economic growth; the Company's level of nonperforming assets and the costs associated with resolving any problem loans including litigation and other costs; changes in market interest rates may increase funding costs and reduce earning asset yields thus reducing margin; the impact of changes in interest rates and the credit quality and strength of underlying collateral and the effect of such changes on the market value of the Company's investment securities portfolio; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial and industrial loans in our loan portfolio; the extensive federal and state regulation, supervision and examination governing almost every aspect of the Company's operations including changes in regulations affecting financial institutions, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations being issued in accordance with this statute and potential expenses associated with complying with such regulations; possible additional loan losses and impairment of the collectability of loans; the Company's ability to comply with applicable capital and liquidity requirements (including the finalized Basel III capital standards), including our ability to generate liquidity internally or raise capital on favorable terms; possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations; any impairment of the Company's goodwill or other intangible assets; failure of the financial and operational controls of the Company's Cash Connect® division; conditions in the financial markets that may limit the Company's access to additional funding to meet its liquidity needs; the success of the Company's growth plans, including the successful integration of past and future acquisitions; negative perceptions or publicity with respect to the Company's trust and wealth management business; system failure or cybersecurity breaches of the Company's network security; the Company's ability to recruit and retain key employees; the effects of problems encountered by other financial institutions that adversely affect the Company or the banking industry generally; the effects of weather and natural disasters such as floods, droughts, wind, tornadoes and hurricanes as well as effects from geopolitical instability and manmade disasters including terrorist attacks; possible changes in the speed of loan prepayments by the Company's customers and loan origination or sales volumes; possible acceleration of prepayments of mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on prepayments on mortgage-backed securities due to low interest rates; regulatory limits on the Company's ability to receive dividends from its subsidiaries and pay dividends to its stockholders; the effects of any reputational, credit, interest rate, market, operational, legal, liquidity, regulatory and compliance risk resulting from developments related to any of the risks discussed above; and the costs associated with resolving any problem loans, litigation and other risks and uncertainties, discussed in the Company's Form 10-K for the year ended December 31, 2016 and other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements are as of the date they are made, and the Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Non-GAAP Information This presentation contains financial information and performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s management uses these non-GAAP measures to measure the Company’s performance and believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP. For a reconciliation of these non-GAAP to their comparable GAAP measures, see Appendix 3. The following are the non-GAAP measures used in this presentation:  Core net income is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impact of securities gains (losses), corporate development expenses, debt extinguishment costs, and other extraordinary items  Core noninterest income, also called core fee income, is a non-GAAP measure that adjusts noninterest income as determined in accordance with GAAP to exclude the impact of securities gains (losses)  Core earnings per share (EPS) is a non-GAAP measure that divides (i) core net income by (ii) weighted average shares of common stock outstanding for the applicable period  Core net revenue is a non-GAAP measure that is determined by adding core net interest income plus core noninterest income  Core noninterest expense is a non-GAAP measure that adjusts noninterest expense as determined in accordance with GAAP to exclude corporate development expenses and debt extinguishment costs  Core efficiency ratio is a non-GAAP measure that is determined by dividing core noninterest expense by the sum of core interest income and core noninterest income  Core fee income to total revenue is a non-GAAP measure that divides (i) core non interest income by (ii) (tax equivalent) core net interest income and core noninterest income  Core return on assets (ROA) is a non-GAAP measure that divides (i) core net income by (ii) average assets for the applicable period  Core and Sustainable ROA is a non-GAAP measure that divides (i) net income determined in accordance with GAAP and adjusting it by taking core net income and normalizing for long-term credit costs, non-recurring accretion from purchased credit impaired loans (“PCI”), and a normal tax rate by (ii) average assets for the applicable period  Tangible common equity is a non-GAAP measure and is defined as total average stockholders’ equity less goodwill, other intangible assets and preferred stock  Return on average tangible common equity (ROTCE) is a non-GAAP measure and is defined as net income allocable to common stockholders divided by tangible common equity 5

3Q 2017 Highlights

Reported Financial Results 7 3Q 2017 Reported Results: • Reported net income was $20.6 million, or $0.64 per diluted common share for 3Q 2017 compared to net income of $12.7 million, or $0.41 per share for 3Q 2016 and net income of $20.6 million, or $0.64 per share for 2Q 2017 • Net revenue was $88.6 million an increase of $12.0 million, or 16% from 3Q 2016 • Net interest income was $56.1 million, an increase of $7.1 million, or 14% from 3Q 2016 and noninterest income was $32.4 million, an increase of $4.9 million, or 18% from 3Q 2016 • Noninterest expenses were $54.2 million, an increase of $2.9 million, or 6% from 3Q 2016 • EPS $0.64 • NIM 3.95% • ROA 1.20% • Fee Income / Total Revenue 36.3% • ROTCE 15.22% • Efficiency Ratio 60.6%

3Q 2017 Core (1) Results: Strong Revenue Growth Continued Expense Management • Core(1) efficiency ratio of 60.2% in 3Q 2017, an improvement compared to 60.9% in 2Q 2017 and 62.7% in 1Q 2017 Stable and Consistent Loan Portfolio Growth Continues • Net loans increased $74.4 million, or 6% annualized, from 2Q 2017. These results were highlighted by 23% (annualized) growth in consumer loans and 8% (annualized) growth in commercial loans • Net loans increased $258.2million, or again 6%, compared to 3Q 2016 • EPS $0.64 • NIM 3.95% • ROA 1.21% • Fee Income / Total Revenue 35.8% • ROTCE 15.27% • Efficiency Ratio 60.2% 3Q 2017 Highlights 8 (1) These are non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix 3 for a reconciliation to GAAP financial information. ($ in millions) 3Q 2017 3Q 2016 Change Core(1) Net Revenue $87.8 $75.6 +16% • Reflects strong organic and acquisition growth Net Interest Income $56.1 $49.0 +14% • Reflects positive effects of our combination with Penn Liberty, higher short-term interest rates and the redemption of $55.0 million of our senior notes in late 3Q 2017 Net Interest Margin 3.95% 3.84% +11bps Core(1) Fee Income $31.7 $26.5 +19% • Includes 13% organic growth

3Q 2017 Highlights Customer Funding Reflects Strength of Core Deposit Relationships • Total customer funding increased $226.0 million, or 5% (not annualized) from 2Q 2017. The includes a $216.1 million normal increase in seasonal public funding account balances and a $15.3 million increase in other core deposit accounts, offset by a $5.4 million decrease in CDs • Consistent with loan growth of 6%, customer funding increased $288.8 million, or 6%, from 3Q 2016. This included a core deposit increase of $318.9 million, or 8% over the prior year, offset by purposeful run-off of higher-cost CDs Credit Costs • Total credit costs (provision for loan losses, loan workout expenses, OREO expenses, and other credit reserves) were $3.5 million for 3Q 2017, an increase from $2.3 million during 2Q 2017, and a decrease from $6.3 million during 3Q 2016. Total credit costs year to date in 2017 were $8.6 million, compared to $8.9 million for the same period in 2016 Credit Quality Trends Remain Stable and Strong • Total problem assets decreased to $147.7 million or 20.63% of Tier 1 Capital plus ALLL, compared to $161.7 million or 23.20 % at 6/30/17 • Delinquencies (including nonperforming delinquencies) were $27.0 million, a low 0.57% of gross loans, and a slight increase from $23.9 million and 0.52% of gross loans at 6/30/17 • Total NPAs declined $6.2 million or 11% to $52.4 million at 9/30/17, compared to $58.6 million at 6/30/17. NPAs to total assets ratio was 0.76%, compared to 0.86% at 6/30/17. • Net charge offs were $2.7 million or only 0.23% of total net loans on an annualized basis, an increase from $1.7 million or 0.15% (annualized) in 2Q 2017. Year to date, the ratio of net charge offs to total gross loans was 0.19%, compared to 0.20% in the same period of 2016 9

2017 Outlook & 2016-2018 Strategic Plan

2017 Plan  Progress to Date 11 • Mid-to-high single digit loan and core deposit growth • Net interest margin in the mid 3.90%s • Assumed one rate hike in 2017 • Included payoff of $55 million in 6.25% senior notes which occurred on 9/1/17 (enhances 4Q 2017 NIM and thereafter) • Total credit costs (provision, loan workout expenses, OREO expenses, and other credit reserves) between $12 – $14 million for the year (can be uneven), up from last year given organic and acquisition growth in franchise • 20%+ non-interest income growth • Organic growth in the mid-teens, supplemented by growth from recent Wealth acquisitions • Efficiency ratio around 60% • Effective tax rate of around 35% 6%(2) / 10%(2) 3.93% (3.95% in 3Q) $8.6 million 21% 61.2% (60.2% in 3Q) 33.6% Year to Date(1) (1) These are non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix 3 for a reconciliation to GAAP financial information. (2) Annualized YTD loan and deposit growth.

4Q18 Target 1.30% ROA 0.85 0.90 0.95 1.00 1.05 1.10 1.15 1.20 1.25 1.30 1.35 Core & Sustainable1 ROA Trend Line 12 Co re & Su st ai n ab le R O A 1.22% (1) Core and Sustainable ROA is a non-GAAP financial measure that divides (i) net income determined in accordance with GAAP and adjusting it by taking core net income and normalizing for long-term credit costs, non-recurring accretion from purchased credit impaired loans (“PCI”), and a normal tax rate by (ii) average assets. See page 34 for a GAAP reconciliation.

2016 – 2018 Strategic Plan 13 • Strong organic growth driven by favorable market demographics and competitive disruption • Selected acquisitions with a focus on increasing fee-based revenue • Fee (non-interest) income to total revenue of 40% by 4Q 2018 • Positive operating leverage • Mid-to-high single digit organic loan and deposit growth • Low teens organic fee income growth • Prudent expense management  efficiency ratio ~60% • Disciplined risk management  NPAs < 1% • Top quintile performance • Core & Sustainable ROA of 1.30% by 4Q 2018

The WSFS Franchise

• Largest independent bank and trust co. HQ in the Del. Valley • $6.9 billion in assets • $18.1 billion in fiduciary assets, including $2.2 billion in assets under management • 77 offices • Founded in 1832, WSFS is one of the ten oldest banks in the U.S. • Major business lines • Retail • Commercial • Wealth Management (1) • Cash Connect® (ATM cash and related businesses) (1) The WSFS Franchise 15 (1) Wealth and Cash Connect businesses conducted on a national basis

*Most recently available FDIC data 16 The WSFS Franchise Deposits of Traditional Banks in the State of Delaware June 30, 2017* Rank Institution Branch Count Total Deposits in Market Total Market Share ‘16-’17 Growth ‘16-’17 Growth CAGR ‘08-’17 1 M&T Bank Corp (NY)1 39 6,063,740 29.28% 295,893 5.13% 3.08% 2 PNC Financial Service Group (PA) 38 4,384,463 21.17% 301,151 7.38% 7.66% 3 WSFS Financial Corp (DE) 34 3,690,248 17.82% 225,675 6.51% 10.13% 4 Wells Fargo & Co (CA) 20 2,263,441 10.93% 92,096 4.24% -4.38% 5 TD Bank (Canada)2 13 1,151,422 5.56% 183,438 18.95% 14.17% 6 Citizens (RBS - Scotland) 23 1,137,645 5.49% 18,245 1.63% 1.30% 7 Bank of America (NC) 5 685,969 3.31% 409,708 148.3% 45.14% 8 Fulton Financial Corp. (PA) 10 570,966 2.76% 48,715 9.33% 10.20% 9 Artisans’ Bank (DE) 12 461,380 2.23% 18,272 4.12% -1.31% 10 County Bank (DE) 7 298,288 1.44% 8,257 2.85% 0.46% Top 10 State of Delaware Banks3 201 $20,707,562 100.00% 1,601,450 8.38% 4.37% (1) M&T Bank deposits excludes a $1.1 billion increase in the Wilmington Trust office. M&T reported ‘16 - ’17 growth is 24.1%. (2) Excludes estimated out of market deposit of TD bank. (3) Top 10 Delaware Banks house 96% of all traditional deposits in the share.

The WSFS Franchise – PA Expansion 17 Strong position as one of the few remaining super-community banks in the attractive and rapidly consolidating southeastern PA markets (1) Source: FDIC (2) Based on customer address (3) Includes one location (West Capital) in Philadelphia, PA Figures are as of 6/30/2012 & 6/30/2017 Southeastern PA -- Chester, Delaware & Montgomery Counties 2017 2012 Change Market Share (1) 1.86% 0.24% +1.62% Loans (2) $1.29B $442M +192% Deposits (2) $1.19B $323M +268% Locations (3) 29 9 +17 Households (2) 18,157 5,976 +204% Over the past 5 years, WSFS has successfully expanded its franchise into Pennsylvania through: • De novo branches; hiring local lenders • Acquisition of Array / Arrow • Acquisition of Alliance Bank • Acquisition of Penn Liberty Bank • Acquisition of West Capital Management

18 Deposits of Traditional Banks in Chester, Delaware and Montgomery Counties in Pennsylvania June 30, 2017* Rank Institution Branch Count Total Deposits in Market Total Market Share ‘16-’17 Growth ‘16-’17 Growth CAGR ‘08-’17 1 Wells Fargo Bank 80 $10,975,086 19.29% $977,060 9.77% 6.53% 2 TD Bank 46 $7,785,744 13.68% $1,228,494 18.73% 5.37% 3 Citizens Bank of Pennsylvania 79 $7,053,405 12.40% $336,862 5.02% 4.10% 4 PNC Bank 44 $5,475,217 9.62% $325,942 6.33% 7.38% 5 BB&T 52 $3,071,174 5.40% ($257,602) -7.74% 9.64% 6 The Bryn Mawr Trust Company 32 $2,573,802 4.52% $261,527 11.31% 14.57% 7 Bank of America 24 $2,418,975 4.25% $99,042 4.27% 14.28% 8 Univest Bank and Trust 21 $1,982,274 3.48% $499,927 33.73% 6.86% 9 Santander Bank 37 $1,900,321 3.34% $39,228 2.11% 0.84% 10 Key Bank 32 $1,808,369 3.18% ($71,783) -3.82% 0.41% 14 WSFS Financial Corp (1) 24 $1,055,688 1.86% ($90,006) -7.86% 28.41% Other banks 171 $10,801,499 18.98% $332,913 3.18% -1.91% Total Counties 642 $56,901,554 100.00% $3,681,604 6.92% 4.21% The WSFS Franchise – PA Expansion (1) $90 million deposit reduction figure includes $29MM of expected deposit attrition from the Penn Liberty acquisition, $31MM of high-cost CD attrition from the Alliance acquisition and $39MM of customer deposits that were atypically high at 6/30/16

The WSFS Franchise - Attractive Markets 19 Sources: SNL Financial, U.S. Census Bureau, Zillow Note: No Zillow Home Value Index was available for Sussex County; information shown details median listing price in Sussex County, DE. - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 Sussex Kent New Castle Delaware Chester Montgomery Population Delaware Southeastern PA - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 Sussex Kent New Castle Delaware Chester Montgomery Median Household Income National Average Delaware Southeastern PA - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 Sussex Kent New Castle Delaware Chester Montgomery Median Home Value National Average Delaware Southeastern PA - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 Sussex Kent New Castle Delaware Chester Montgomery Number of Businesses Delaware Southeastern PA

Regional Employment Composition Philadelphia-Camden-Wilmington MSA 20 Chart Data Source: Bureau of Labor Statistics: Employees on nonfarm payrolls by industry supersector, Philadelphia-Camden-Wilmington MSA, not seasonally adjusted; July 2017 (1) Unemployment rate is for the State of Delaware, Chester County PA, Delaware County PA, & Montgomery County PA. Equally weighted. Unadjusted July 2017. Diversity of industries drives stable & favorable employment in our markets Unemployment of 4.7%(1) Mining, logging, and construction 4% Manufacturing 6% Trade, Transportation & Utilities 18% Information 2% Financial activities 7% Professional & Business Services 16% Education & Health Services 21% Leisure and hospitality 10% Other services 4% Government 11%

WSFS Strategic Plan goal of fee (non-interest) income to total revenue of 40% by 4Q 2018 $31 $30 $32 $33 $33 $36 $40 $13 $16 $19 $24 $26 $28 $33 $5 $13 $14 $16 $18 $23 $27 29% 32% 33% 35% 34% 34% 34% $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2010 2011 2012 2013 2014 2015 2016 To ta l Co re F ee in com e (1) $ in Mi ll io n s Trust & Wealth Cash Connect Bank Segment The WSFS Franchise – Diversified & Robust Fee Income 21%’s represent fee (non-interest) income / total revenue (1) These are non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix 3 for reconciliation to GAAP financial information. 35% YTD 2017 5 Year CAGR Trust & Wealth: 15% Cash Connect: 16% Bank: 6%

The WSFS Franchise – WSFS Wealth A Full-Service Wealth Management Offering 22 Net Revenue of $12.6 million in 3Q 2017; Pre-tax profit of $4.1 million

The WSFS Franchise – Cash Connect® • Leading provider of ATM vault cash, armored carrier management, cash forecasting services, insurance and equipment services • More than $890 million in vault cash managed • Over 22,000 non-bank ATMs in all 50 States • Vault cash margin pressure offset by additional managed services • Operates over 440 ATMs for WSFS Bank; largest in-market ATM franchise • $9.6 million in net revenue (fee income less funding costs) and $2.0 million in pre-tax profitability in 3Q 2017 • 5 year CAGR for net revenue is 16% • Also serves as an innovation center for the company, both expanding core ATM offerings and additional payment-, processing- and software-related activities; e.g., launched WSFS Mobile Cash – allows Customers to securely withdraw cash from ATMs by using their WSFS Mobile Banking App • Growing smart safe pipeline generated by several smart safe distribution partners that are actively marketing our program, in addition to over 1,200 smart safes as of 9/30/17, up from just over 100 safes at the end of 2015 23

Embracing Innovation as a Catalyst for Growth 24

Selected Financial Information

Cash Connect 9% Investments 15% BOLI 1% Non- Earning Assets 7% Net Loans 68% The WSFS Franchise - WSFS Bank Assets $6.9 Billion; Net Loans $4.7 Billion Asset Composition – September 30, 2017 6% 11% 6% 53% 24% CRE C&I Residential Mortgages Consumer Construction • Commercial loans comprise 84% of the loan portfolio • C&I (including owner- occupied real estate), the largest component, makes up 53% of the loan portfolio 26

Total Funding – $6.9 Billion; Customer Deposits- $4.9 Billion Funding Composition – September 30, 2017 Other Liabilities 1.2% Wholesale Deposits 2.5% Borrowings 14.6% Equity 10.8% Customer Deposits 70.9% Non- interest DDA 27.8% Interest DDA 21.7% Money Market & Savings 39.1% Time 11.4% • Core deposits represent 89% of total customer deposits and non-interest and very low interest DDA (WAC 20bps) stand at 50% of customer funding 27 The WSFS Franchise - WSFS Bank

The WSFS Franchise - Balanced Growth 28 Balance sheet composition has remained steady as WSFS has grown 53% 53% 24% 24% 9% 6% 10% 11% 4% 6% 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 4,500,000 5,000,000 December 31, 2013 September 30, 2017 Loan Composition C&I CRE Residential Mortgage Consumer Construction 8% 11% 25% 18% 14% 20% 14% 15% 28% 28% 10% 8% 0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 8,000,000 December 31, 2013 September 30, 2017 Funding Composition Equity Borrowings & Other Non-Interest DDA Interest DDA Money Market & Savings Time

Well Positioned for Rising Rates As of 9/30/17 (WSJ Prime @ 4.25%) BPS Change(1) NII % Impact NII $ Impact +25 0.5% +1.2mm +50 1.0% +2.3mm +100 2.1% +4.7mm +200 4.2% +9.4mm Balance Sheet Drivers • High % of variable/adjustable rate total loan portfolio: 66% • High % core deposits: 89%; High % non-interest bearing and low-interest DDA: 50% • Solid brand and position / WSFS is a market “price leader” (1) WSFS IRR model estimates: Static Balance Sheet / Instantaneous Rate Shocks 29

0.76% 0.20% 0.70% 1.20% 1.70% 2.20% 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 Overall Credit Trends Remain Strong 0.57% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 Delinquencies Large Relationship (2) Delinquencies (1) / Gross Loans Weighted Average Risk Rating (3) (1) Includes non-accruing loans (2) One large $15.4 million, highly-seasonal relationship that was exited in 3Q 2016 (3) 10 point scale; 1 is substantially risk-free, 10 is a loss. Figures are based on loan outstandings. High point of 5.53 represents the high point since WSFS converted to a 10 point scale in 1Q12. 30 4.97 4.00 4.20 4.40 4.60 4.80 5.00 5.20 5.40 5.60 5.80 6.00 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 17.98% 20.63% 10% 15% 20% 25% 30% 35% 40% 45% 50% 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 Classified Loans Criticized Loans Criticized & Classified Loans / Tier-1 + ALLL NPAs / Total Assets High point during the cycle of 3.03% in 1Q12 High point during the cycle of 2.61% in 3Q09 High point during the cycle of 5.53 in 1Q12 High point during the cycle of: Criticized: 105.6% in 1Q10 Classified: 70.5% in 3Q09

Loan Portfolio Composition Outstanding Balances as of 9/30/17 31 No industry or CRE concentrations in the loan portfolio Commercial & Industrial: $1.38 billion Owner Occupied CRE: $1.11billion Top 25 Relationships ($): $514 million Top 25 Relationships (% of C&I/OOCRE portfolio): 21% Top 25 Relationships (% of commercial loans): 13% Non Owner Occupied CRE $1.16 billion Construction $293 million Top 25 Relationships ($): $498 million Top 25 Relationships (% of CRE portfolio): 34% Top 25 Relationships (% of commercial loans): 13% Real Estate Rental and Leasing 8% Other Services (except Public Administration) 13% Accommodation and Food Services 11% Retail Trade 10% Health Care and Social Assistance 9% Manufacturing 8% Real Estate Rental and Leasing 8% Wholesale Trade 7% Other (13) 26% C&I & Owner Occupied CRE Mixed Use 3% Flex, Warehouse, Self- Storage, General Industrial 12% Office 22% Retail 31% Residential 1-4 16% Residential Multi- Family 13% Special Use & Other 3% CRE Investor & Construction

12/12 12/13 12/14 12/15 12/16 9/17 TRBC 14.29% 14.36% 13.83% 13.11% 11.93% 12.23% Tier-1 Capital 13.04% 13.16% 12.79% 12.31% 11.19% 11.52% Excess RBC (above 10%) $140,117 $153,542 $147,186 $146,788 $66,939 $84,100 TCE(1) 7.72% 7.69% 9.00% 8.84% 7.55% 8.25% TBV/Share $12.74 $12.89 $15.30 $16.30 $15.80 $17.57 Robust Capital to Grow and to Return to Shareholders $300,000 $350,000 $400,000 $450,000 $500,000 $550,000 $600,000 $650,000 $700,000 12/12 12/13 12/14 12/15 12/16 9/17 Total Risk-Based Capital Well Capitalized Requirement Total Risk Based Capital (TRBC) 000’s 32 (1) Holding Company ratio. This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix 3 for reconciliation to GAAP financial information.

Strong Alignment / Capital Management • Executive management bonuses and equity awards based on bottom-line performance • ROA, ROTCE and EPS growth • Insider ownership1 is over 5% • Board of Directors and Executive Management ownership guidelines in place and followed • In 3Q 2017, WSFS repurchased 71,000 shares of common stock at an average price of $44.78 as part of our 5% buyback program approved by the Board of Directors in 4Q 2015 • 750,194 shares remaining to purchase under the current authorization • $32.5 million in cash remains in the Holding Company as of 9/30/17 • The Board of Directors approved a dividend increase of 29% to $0.09 per share of common stock. This will be paid on 11/21/17 to shareholders of record on 11/7/17 (1) As defined in our most recent proxy statement, as adjusted for unvested stock options approved by shareholders and awarded to the CEO and EVPs in April 2013. 33

UPDATE 34 34

Appendices

Appendix 1 – Management Team 36 Mark A. Turner, 54, has served as President and Chief Executive Officer since 2007. He was elected Chairman of the Board of Directors in July 2017. Mr. Turner was previously Chief Operating Officer and the Chief Financial Officer for WSFS. Prior to joining WSFS, his experience includes working at CoreStates Bank and Meridian Bancorp. Mr. Turner started his career at the international professional services firm of KPMG, LLP. He received his MBA from the Wharton School of the University of Pennsylvania, his Masters Degree in Executive Leadership from the University of Nebraska and his Bachelor’s Degree in Accounting and Management from LaSalle University. Rodger Levenson, 56, Executive Vice President and Chief Operating Officer since July 2017. Mr. Levenson was previously the Chief Commercial Banking Officer from 2006 to 2015, interim Chief Financial Officer from March 2015 to May 2016 and Chief Corporate Development Officer from May 2016 to July 2017. From 2003 to 2006, Mr. Levenson was Senior Vice President and Manager of the Specialized Banking and Business Banking Divisions of Citizens Bank. Mr. Levenson received his MBA in Finance from Drexel University and his Bachelor’s Degree in Finance from Temple University. Dominic C. Canuso, CFA, 42, recently joined WSFS as Executive Vice President and Chief Financial Officer. From 2006 to 2016, he was Finance Director at Barclays’ US Credit Card Business, most recently serving as Line of Business CFO. Prior to Barclays, he was at Advanta Bank and Arthur Andersen Consulting. Mr. Canuso received his Executive MBA and Bachelor’s Degree from Villanova University. Steve Clark, 60, joined WSFS Bank in 2002 and has served as Executive Vice President and Chief Commercial Banking Officer since May 2016. From 2002 thru 2006, Mr. Clark led and managed the establishment of the Middle Market lending unit, and in 2007 became Division Manager of the Business Banking and Middle Market Divisions. Prior to 2002, he spent 23 years in various commercial banking positions at PNC Bank and its predecessor companies. Mr. Clark received his MBA in Finance from Widener University and his Bachelor of Science Degree in Business Administration (Marketing) from the University of Delaware. Peggy H. Eddens, 62, Executive Vice President, Chief Human Capital Officer since 2007. From 2003 to 2007 she was Senior Vice President for Human Resources and Development for NexTier Bank, Butler PA. Ms. Eddens received a Master of Science Degree in Human Resource Management from La Roche College and her Bachelor of Science Degree in Business Administration with minors in Management and Psychology from Robert Morris University. Paul D. Geraghty, 64, Executive Vice President and Chief Wealth Officer since 2011. From 2007 to 2010, he was Chief Executive Officer at Harleysville National Corporation, Harleysville, PA. Mr. Geraghty received his Bachelor of Science in Accounting from Villanova University and pursued graduate study in business at Lehigh University.

Appendix 1 – Management Team 37 Paul S. Greenplate, 59, Executive Vice President and Chief Risk Officer, joined WSFS in 1999 and prior to his leadership role in the Risk Division, he served as Senior Vice President and Treasurer. As Executive Vice President and Chief Risk Officer, Mr. Greenplate oversees all independent Risk Management functions including, Credit Risk Management, Real Estate Services, Asset Recovery, Enterprise Risk Management, Legal, Internal Audit, Loan Review and Regulatory Compliance. Mr. Greenplate graduated from the University of Delaware with a Bachelor of Science in Economics. Thomas W. Kearney, 70, Executive Vice President and Chief Risk Officer emeritus has been with WSFS since 1998. Mr. Kearney holds a Bachelor’s degree in Business Administration (Finance and Accounting) from Drexel University. He also holds the professional designations of Certified Bank Auditor (CBA) and Certified Financial Services Auditor (CFSA). S. James Mazarakis, 60, Executive Vice President and Chief Technology Officer since 2010. Mr. Mazarakis served in a senior leadership role as Chief Information Officer for T. Rowe Price, and Managing Director and Divisional CIO at JP Morgan Investment Asset Management. He received his Master of Science degree in Management of Technology from Polytechnic Institute of New York University. Thomas Stevenson, 64, has served as President of Cash Connect Division since 2003. Mr. Stevenson joined WSFS in 1996 as Executive Vice President and Chief Information Officer. Prior to joining WSFS, Mr. Stevenson was the Manager of Quality Assurance at Electronic Payment Services. Mr. Stevenson attended Wayne State University and the Banking and Financial Services program at the University of Michigan’s Graduate School of Business Administration. Patrick J. Ward, 61, joined WSFS in August 2016 as Executive Vice President, Pennsylvania Market President. He also serves on the Board of Directors of WSFS Financial Corporation. Mr. Ward has over 32 years of banking industry experience and previously served as Chairman and CEO of Penn Liberty Bank. He was an EVP of Citizens Bank of Pennsylvania from January 2003 until January 2004. Prior thereto, Mr. Ward served as President and CEO of Commonwealth Bancorp, Inc., the holding company for Commonwealth Bank, until its acquisition by Citizens Bank in January 2003. Mr. Ward is a graduate of Carnegie Mellon University with a Bachelor of Science degree in economics and earned an MBA from the University of Notre Dame. Richard M. Wright, 65, Executive Vice President and Chief Retail Banking Officer since 2006. From 2003 to 2006, Mr. Wright was Executive Vice President, Retail Banking and Marketing for DNB First in Downingtown, PA. Mr. Wright received his MBA in Management Decision Systems from the University of Southern California and his Bachelor’s Degree in Marketing and Economics from California State University.

Appendix 2 – Business Model 38

Appendix 3 – Non-GAAP Financial Information Tangible common equity to assets and Tangible common book value per share 39 3 Months Ended 3 Months Ended 3 Months Ended September 30, 2017 June 30, 2017 September 30, 2016 Total Assets $6,875,344 $6,822,427 $6,627,593 Less: Goodwill and other intangible assets $189,116 $189,983 $172,709 Total Tangible Assets $6,686,228 $6,632,444 $6,454,884 Total Stockholders Equity $740,861 $722,623 $692,010 Less: Goodwill and other intangible assets $189,116 $189,983 $172,709 Total Tangible Common Equity (non-GAAP) $551,745 $532,640 $519,301 Calculation of Tangible Common Book Value Per Share Book Value per Share (GAAP) $23.59 $22.99 $22.08 Tangible Common Book Value Per Share (non-GAAP) $17.57 $16.94 $16.57 Calculation of Tangible Common Equity to Assets Equity to Asset Ratio (GAAP) 10.78% 10.59% 10.44% Tangible Common Equity to Asset Ratio (non-GAAP) 8.25% 8.03% 8.05%

Appendix 3 – Non-GAAP Financial Information Core: GAAP Reconciliation 40 (1) Net Interest Income plus Core Non-interest Income. (2) Noninterest expense divided by (tax-equivalent) net interest income plus noninterest income . (3) Core noninterest expense divided by (tax-equivalent) net interest income plus core non interest income. (4) Non interest income divided by (tax equivalent) net interest income and non interest income. (5) Core non interest income divided by (tax equivalent) net interest income and core non interest income 3 Months Ended September 30, 2017 Net Income EPS ROA Reported (GAAP) $20,569 $0.64 1.20% Pre-tax adjustments: Sec gains, corp. dev. costs, & FHLB dividend $112 - 0.01% Tax inpact of adjustments ($43) - - Core (non-GAAP) $20,638 $0.64 1.21% 3 Months Ended September 30, 2017 Core Net Income (non-GAAP) $20,638 Plus: Tax effected amortization of intangible assets $468 Core net tangible income (non-GAAP) $21,106 Net average tangible common equity $548,524 Core return on average tangible common equity ("Core ROTCE") (non-GAAP) 15.27% 3 Months Ended 3 Months Ended 9 Months Ended September 30, 2017 September 30, 2016 September 30, 2017 Net Interest Income (GAAP) $56,129 $49,021 $163,546 Adj: Core Net Interest Income $56,129 $49,021 $163,546 Noninterest Inc (as reported) $32,441 $27,586 $92,209 Adj: Securities Gains ($736) ($1,040) ($1,764) Core Non-interest Income $31,705 $26,546 $90,445 Core Net Revenue (1) $87,834 $75,567 $253,991 Tax equivalized interest (as reported) $793 $743 $2,243 Noninterest Expense (GAAP) $54,163 $51,234 $158,396 Adj: Corporate Development ($153) ($5,885) ($857) Adj: Debt Extinguishment Costs ($695) ($695) Core Noninterest Expense $53,315 $45,349 $156,844 Efficiency Ratio (Reported) (2) 60.6% 66.2% 61.4% Core Efficiency Ratio (3) 60.2% 59.4% 61.2% Fee Income / Total Revenue (4) 36.3% 35.7% 35.7% Core Fee Income / Total Revenue (5) 35.8% 34.8% 35.3%

Appendix 3 -Non-GAAP Financial Information Core: GAAP Reconciliation 41 FY16 Pre-Tax Adjustments FY16 FY15 Pre-Tax Adjustments FY15 FY14 Pre-Tax Adjustments FY14 FY13 Pre-Tax Adjustments FY13 FY12 Pre-Tax Adjustments FY12 FY11 Pre-Tax Adjustments FY11 Reported (GAAP) Net Income $64,079 $53,533 $53,757 $46,882 $31,311 $22,677 Adj: FHLB Dividend (808) (525) Adj: Securities Gains (2,369) (1,528) (1,478) (961) (1,037) (674) (3,516) (2,285) (21,425) (13,926) (4,878) (3,171) Adj: Rev mtg consol gain (3,801) (2,471) Adj: BOLI Gain (1,006) (654) Adj: Corp Development 8,529 5,828 7,620 5,469 4,031 2,741 717 538 3,662 2,454 780 507 Adj: Debt Extinguishment 651 423 Adj: Extraordinary tax benefit (6,604) (6,604) Core Net Income $68,380 $57,940 $49,220 $42,664 $19,184 $20,013

Appendix 3 – Non-GAAP Financial Information Core & Sustainable ROA: GAAP Reconciliation 42 FY16 FY15 FY14 FY13 FY12 Reported (GAAP) ROA 1.06% 1.05% 1.17% 1.07% 0.73% Non-recurring PCI accretion (0.02) - - - Long-term credit normalization 0.04 - (0.09) (0.05) 0.33 Securities Gains (0.03) (0.02) (0.01) (0.05) (0.33) SASCO write up - - (0.06) - Corporate Development expense 0.09 0.10 0.06 0.01 - Debt Extinguishment 0.01 - - 0.06 FHLB Dividend (0.01) - - - BOLI - - - (0.02) Tax Normalization (0.01) 0.02 (0.18) (0.01) - Core & Sustainable ROA 1.15% 1.13% 0.95% 0.91% 0.77% 3Q17 2Q17 1Q17 4Q16 3Q16 2Q16 1Q16 4Q15 3Q15 2Q15 1Q15 4Q14 3Q14 2Q14 1Q14 4Q13 3Q13 2Q13 1Q13 4Q12 Reported (GAAP) ROA 1.20% 1.23% 1.12% 1.08% 0.82% 1.23% 1.13% 1.03% 1.14% 0.98% 1.06% 1.07% 0.99% 1.12% 1.52% 1.09% 1.29% 1.00% 0.91% 0.70% Non-recurring PCI accretion (0.07) Long-term credit normalization 0.01 (0.03) (0.02) 0.10 0.14 (0.05) (0.05) 0.00 (0.04) 0.10 (0.07) (0.11) (0.12) (0.13) 0.01 (0.04) (0.03) (0.03) (0.11) 0.08 Securities Gains (0.02) (0.03) (0.01) (0.02) (0.04) (0.03) (0.01) (0.02) (0.01) (0.02) (0.03) 0.00 0.00 (0.02) (0.03) (0.04) (0.02) (0.05) (0.10) (0.22) SASCO write up (0.22) Corporate Development expense 0.01 0.02 0.01 0.06 0.27 0.03 0.02 0.27 0.05 0.05 0.03 0.06 0.15 0.01 0.02 0.03 Debt Extinguishment 0.02 0.03 0.22 FHLB Dividend (0.05) Tax Normalization (0.00) (0.02) (0.06) (0.02) 0.00 (0.04) 0.01 0.00 0.02 0.00 0.04 (0.04) (0.02) (0.01) (0.62) (0.03) Core & Sustainable ROA 1.22% 1.17% 1.04% 1.20% 1.19% 1.14% 1.10% 1.24% 1.16% 1.11% 0.98% 0.98% 1.00% 0.97% 0.90% 1.04% 0.99% 0.92% 0.70% 0.78%

For more information please contact: Investor Relations: Dominic Canuso (302) 571-6833 or dcanuso@wsfsbank.com www.wsfsbank.com Corporate Headquarters 500 Delaware Avenue Wilmington, DE 19801 43